SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2003

Public Service Company of Colorado

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

001-3280	84-0296600

(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Denver, Colorado	80202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 571-7511

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EX-99.01 Excerpts from Offering Memorandum

Item 5. Other Events

Public Service Company of Colorado (“PSCo”) is hereby amending its Current Report on Form 8-K dated March 7, 2003 (the “Form 8-K”) to delete from Exhibit 99.01 thereto certain non-GAAP financial information presented under the caption “Selected Consolidated Financial Data”.

No changes are being made to the Exhibit 99.01 other than the deletion of the EBITDA information presented under the caption “Selected Consolidated Financial Data”.

The Form 8-K was originally filed in connection with a private placement of long-term debt for which PSCo had prepared an Offering Memorandum for distribution to the potential purchasers.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.01	Excerpts from Offering Memorandum dated March 7, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Public Service Company of Colorado

By:	/s/ Richard C. Kelly

Name:	Richard C. Kelly
Title:	Vice President and Chief Financial Officer

Dated: September 2, 2003

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